Acquisitions	12 Months Ended
Sep. 30, 2015
Business Combinations [Abstract]
Acquisitions

Note 3 — Acquisitions

Entities acquired by the Company during the last three fiscal years have been consolidated into the Company’s results of operations since their respective acquisition dates. These acquisitions, individually and in the aggregate, were not material in any fiscal year.

During fiscal 2013, the Company acquired Actix International Limited (“Actix”), a provider of software for mobile network optimization, for $112,405, net of cash. During fiscal 2014, the Company acquired substantially all of the assets of Celcite Management Solutions LLC (“Celcite”), a provider of network management and self-optimizing network solutions, for $142,077 in cash, with the potential for additional consideration to be paid in the future if certain performance metrics are achieved.

On July 2, 2015, the Company acquired a substantial majority of the assets of the business support systems (BSS) business unit of Comverse, Inc. (“Comverse”) for $268,073 in cash, of which a total of $13,000 was attributable to a restructuring activity initiated by the Company and was recorded in the consolidated statements of income, in accordance with authoritative guidance for business combinations. Upon this acquisition, the Company and Comverse signed a transition services agreement for services to be performed by Comverse for an agreed period following the acquisition date. This acquisition geographically complements the Company’s market focus by expanding and diversifying its global customer base, particularly in Asia Pacific, Latin America and Europe. Please see Note 9 to the consolidated financial statements.